EXHIBIT 10.1

                            SHARE PURCHASE AGREEMENT

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EXHIBIT 10.1

                            SHARE PURCHASE AGREEMENT


This Share Purchase Agreement ("Agreement"), dated as of March 16, 2007, among John Raby (the "Seller"), Captech Financial Group, Inc. (the "Company" or "CTFG"), and Greenbridge Telecommunications, Inc. (the "Buyer").

                              W I T N E S S E T H:

        A.     WHEREAS,  the Seller owns  1,333,520  shares of common stock (the
               "Purchase   Shares")  of  Captech  Financial  Group,  Inc..  (the
               "Company").

        B. WHEREAS, Buyer wishes to purchase an aggregate of 1,333,520 shares of common stock, the Seller (collectively, the "Purchase Shares"), and the Seller desire to sell the Purchase Shares to Buyer free and clear of liens and encumbrances, for the total sum of $521,405 (Five Hundred Twenty One Thousand Four Hundred Five).

        C. WHEREAS, prior to the transaction Seller is not an affiliate of the Company.

        NOW, THEREFORE, it is agreed among the parties as follows:

                                    ARTICLE I
                                  Consideration

     1.1 Subject to the conditions set forth herein, Seller shall sell to Buyer and Buyer shall purchase an aggregate of 1,333,520 shares of common stock of Buyer from Seller. The purchase price for the shares to be paid by Buyer to Seller is $520,000 (the "Consideration). The parties have agreed, in addition to this, to pay $85,000 to Applbaum & Zouvas LLP for certain services performed in the closing of the transaction, which shall be paid from a Subscription for 2,616,480 new shares from the Company.


                                   ARTICLE II
                        Closing and Conveyance of Shares

     2.1 The Purchase Shares shall be conveyed by Seller to Buyer with duly executed stock powers by depositing with escrow agent for delivery to Buyer, upon receipt of the Consideration by Seller, and satisfaction of a) the conditions precedent in Article VI.

                                  ARTICLE III
          Representations, Warranties and Covenants of Seller and Buyer

         Seller and Buyer each hereby, represents, warrants and covenants as follows:

     3.1 (a) The Seller owns the Purchase Shares he is conveying pursuant to this Agreement beneficially and of record, free and clear of any lien, pledge, security interest or other encumbrance, and, upon payment for the Purchase Shares as provided in this Agreement, the Buyer will acquire good and valid title to the Purchase Shares, free and clear of any lien, pledge, security interest or other encumbrance. None of the Purchase Shares are the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof except for this Agreement. Seller has full right and authority to transfer such Purchase Shares pursuant to the terms of this Agreement.

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     3.2 This Agreement has been duly authorized, validly executed and delivered on behalf of the Seller and Buyer and is a valid and binding agreement and obligation of Buyer and Seller enforceable against the parties in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and Seller and Buyer have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

     3.3 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by Seller or Buyer will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of the Company, or of any material provisions of any indenture, mortgage, deed of trust or other material agreement or instrument to which Buyer or Seller are a party, or of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over Buyer or Seller, or any of its material properties or assets, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of Buyer pursuant to the terms of any agreement or instrument to which Buyer is a party or by which Buyer may be bound or to which any of Buyer property is subject and no event has occurred with which lapse of time or action by a third party could result in a material breach or violation of or default by Buyer or Seller.

     3.4 There is no claim, legal action, arbitration, or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the best knowledge of the Seller threatened against or relating to Seller or affecting any of its assets, properties, business or capital stock. There is no continuing order, injunction or decree of any court, or arbitrator to which Seller is a party or by which Seller or its assets, properties, or business are bound.

     3.5 The representations and warranties of the Seller shall be true and correct as of the date hereof.

     3.6 No representation or warranty by Buyer or the Seller in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such
representation   or  warranty  not   misleading.

                                   ARTICLE IV
                       Termination of Representation and
               Warranties and Certain Agreements; Indemnification

     4.1 Seller shall indemnify and hold harmless the Buyer and its officers, directors and affiliates (the "Buyer Indemnified Persons") for, and will pay to the Buyer Indemnified Persons, the amount of, any loss, liability, claim, damage (including, without limitation, incidental and consequential damages), cost, expense (including, without limitation, interest, penalties, costs of investigation and defense and the reasonable fees and expenses of attorneys and other professional experts) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), directly or indirectly arising from, attributable to or in connection with:

     (a) any representation or warranty made by Seller in this agreement or any closing deliveries, that is, or was at the time made, false or inaccurate, or any breach of, or misrepresentation with respect to, any such representation or warranty; and

     (b) any breach by any of the Seller or Buyer of any covenant, agreement or obligation of Buyer or Seller contained in this agreement.

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     (c) any claims or litigation relating to Buyer now pending or threatened or which may hereafter be brought against Buyer and/or Buyer or Seller based upon events occurring prior to the date hereof and not attributable to the acts of the Buyer.

     (d) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, losses, liabilities and reasonable legal and other expenses incident to any of the foregoing.

                                    ARTICLE V
                               Condition Precedent

5.1 Conditions Precedent in favor of CTFG and John Raby. The obligations of CTFG and John Raby to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the
Closing:

          (i) all documents or copies of documents required to be executed and delivered to CTFG hereunder will have been so executed and delivered; and

          (ii) all of the terms, covenants and conditions of this Agreement to be complied with or performed by the Buyer at or prior to the Closing will have been complied with or performed.

5.2 Waiver by CTFG and the John Raby. The conditions precedent set out in the preceding section are inserted for the exclusive benefit of CTFG and John Raby and any such condition may be waived in whole or in part by CTFG or John Raby at or prior to Closing by delivering to the Buyer a written waiver to that effect signed by CTFG or John Raby, as the case may be. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, John Raby shall be released from all obligations under this Agreement.

5.3 Conditions Precedent in Favor of the Buyer. The obligation of the Buyer to carry out the transactions contemplated hereby is subject to the fulfillment of each of the following conditions precedent on or before the Closing:

        (a) all documents or copies of documents required to be executed and delivered to the CTFG or the John Raby hereunder will have been so executed and delivered;

        (b) CTFG, its officers and directors and each Shareholder shall be current in their respective filing obligations with the Securities and Exchange Commission (it being understood that Schedule 13Ds and Forms 3 and 4 may be required to be filed by such parties, as applicable);

        (c) all of the terms, covenants and conditions of this Agreement to be complied with or performed by the John Raby or CTFG at or prior to the Closing will have been complied with or performed;

        (d) CTFG will have delivered 2,616,480 newly issued shares of common stock of CTFG, duly and validly issued, to the Buyer at the Closing;

        (e) CTFG will deliver to the escrow agent, Board Minutes approving the issuance of 39,000,000 shares of common stock of CTFG for the merger between GTI or designees;

        (f)    title  to the  Shares  will be free and  clear of all  mortgages,


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               liens,  charges,  pledges,  security  interests,  encumbrances or other claims whatsoever;

               (h) the transactions contemplated hereby shall have been approved by all regulatory authorities having jurisdiction over the subject matter hereof, if any; and

               (i) the completion of the transfer of all assets and liabilities of CTFG on or prior to the Closing will have been completed to the satisfaction of the Buyer, which transfer shall be reflected in the schedules provided to the Buyer as of the date of the Closing.

5.4 Waiver by the Buyer. The conditions precedent set out in the preceding section are inserted for the exclusive benefit of the Buyer and any such condition may be waived in whole or in part by the Buyer at or prior to the Closing by delivering to CTFG and John Raby a written waiver to that effect signed by the Buyer. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing the Buyer shall be released from all obligations under this Agreement.

5.5 Confidentiality. Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from the other party and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that CTFG will be required to issue news releases regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed transaction contemplated hereby together with such other documents as are required to maintain CTFG's status as being current in all of its filings with the Securities and Exchange Commission, subject to the review and approval of the Buyer of any and all copy and/or documents drafted by CTFG.

                                   ARTICLE VI
                                  Escrow Agent

6.1 Escrow Agent. In connection with this Agreement the parties will Applbaum & Zouvas LLP as the escrow agent, which shall be authorized by this agreement to do the following:


6.2 Accept the purchase price of $660,000, of which $138,595 is for 2,616,480 shares of newly issued common stock of Captech Financial Group, Inc. from Buyers, and disburse it in accordance with written instructions from Sellers, upon receipt of a fully executed copy of the Subscription Agreement. At closing $521,405 shall be delivered to the escrow account of M.A. Littman, Attorney at Law, until April 27, 2007 for delivery on that date in payment of the purchase price for 1,333,520 shares of common stock of Captech Financial Group, Inc. which shares shall have been delivered to escrow agent, Applbaum and Zouvas, at time of entry into the Share Purchase Agreement. Seller shall have no incidence of ownership or call upon said purchase price until April 27, 2007;

        a. Escrow agent warrants and represents buyer has deposited into Escrow Agent's Client Trust Account $660,000.00 with instructions that the money be disbursed in accordance with the instructions outlined in Section 4.1 from the Company;

        b. Accept concurrently the purchase price, the 2,616,480 newly issued shares of common stock pursuant to the Subscription Agreement, the common stock certificates of Company for 1,333,520 shares of common stock from the Company issued in the name of Seller, and accept, on behalf of Buyer; and


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        c.        In the event of default in delivery of cash or certificates by a party under this agreement, any cash or certificates received from the other party shall be returned to the remitting party 3 business days after default.

                                   ARTICLE VII
                                  Miscellaneous

7.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

7.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

7.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

7.4 This Agreement may not be amended except by written consent of both parties.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

8.1 Arbitration. The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in Los Angeles, California.

8.2 Notice. Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

8.3 Addresses for Service. The address for service of notice of each of the parties hereto is as follows:

         (a)      the Shareholders:         John Raby
                                            (INSERT ADDRESS)


         (b)      the Buyer:                Greenbridge Telecommunications, Inc.
                                            11400 W. Olympic Blvd.
                                            Suite 200
                                            Los Angeles, California 90064
                                            Attention: Alan Collier, CEO

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         (c)      the Company:              Captech Financial Group, Inc.
                                            (INSERT ADDRESS)

         (d)      the Escrow Agent:         Applbaum & Zouvas LLP
                                            925 Hotel Circle South
                                            San Diego, CA 92108
                                            Attention: Luke C. Zouvas, Esq.

8.4 Change of Address. Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

8.5 Amendment. This Agreement may be amended only by a writing executed by each of the parties hereto.

8.6 Entire Agreement. The provisions contained herein constitute the entire agreement among the Buyer and the Sellers respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among the Buyer and the Sellers with respect to the subject matter hereof.

8.7 Enurement. This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

8.8 Assignment. This Agreement is not assignable without the prior written consent of the parties hereto.

8.9 Counterparts. This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

8.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such State. The parties agree to be subject to the exclusive jurisdiction and venue of the state and federal courts located in Los Angeles County, California.






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IN WITNESS  WHEREOF,  the parties have executed this Agreement this _____ day of
__________________________, 2007.



John Raby                                   Greenbridge Telecommunications, Inc.




By: __________________________              By: ________________________
Name:                                       Name:
Title:                                      Title:



Captech Financial Group, Inc.




By: __________________________
Name:
Title:









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